Morgan Stanley Technology Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2003 - August 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
   NEC      07/14/  34,000   $35.73 $1,214,8   8,000  0.024%    %
Electronic    03     ,000              20,                             Daiwa
    s                                  000                           Securities
Corporatio                                                             SMBC,
    n                                                                  Morgan
                                                                      Stanley,
                                                                      Deutsche
                                                                       Bank,
                                                                      Goldman
                                                                       Sachs
                                                                     Internatio
                                                                      nal, JP
                                                                      Morgan,
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                     nal, Nikko
                                                                     Citigroup
                                                                     and Nomura
                                                                     Internatio
                                                                        nal

Ipass, Inc  07/23/  7,000,   $14.00 $98,000,   1,600  0.023%    %
              03      000              000                             Morgan
                                                                      Stanley,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, SG
                                                                     Cowen and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC


                                                                       Morgan
 Seagate                                                              Stanley,
Technology  07/24/  60,000   $18.75 $1,125,0  24,300  0.041%    %    JP Morgan,
              03     ,000              00                            Citigroup,
                                       000                            Goldman
                                                                      Sachs &
                                                                      Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, and
                                                                       Thomas
                                                                       Weisel
                                                                       Partn